UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2016, Ur-Energy Inc. issued a press release providing an operational update and announcing its financial results for the quarter ended June 30, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On August 2, 2016, Ur-Energy held a teleconference and webcast to discuss its second quarter 2016 results and provide an operational update, as was previously announced.

A copy of the presentation slides from the teleconference and webcast is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated July 29, 2016, reporting financial results for the second quarter ended June 30, 2016.*
99.2	Ur-Energy Second Quarter 2016 Teleconference and Webcast Presentation*

*These Exhibits are intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2016

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated July 29, 2016, reporting financial results for the second quarter ended June 30, 2016.*
99.2	Ur-Energy Second Quarter 2016 Teleconference and Webcast Presentation*

*These Exhibits are intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.